UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2008

SOLAR ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-24835

20-5080271

(Commission File Number)

            (IRS Employer Identification Number)

1905 Pauline Blvd Ste. 1, Ann Arbor, MI 48103

(Address of Principal Executive Offices)

(734) 686-0137

(Registrant’s Telephone Number, Including Area Code)

1300 E. Lafayette Suite 905 Detroit MI 48207

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02             Unregistered Sales of Equity Securities.

On June 1 2008, SOLAR ACQUISITION CORP issued 9,900,000 unregistered shares of its Common Stock in Lieu of Payment for professional services to the Company.  Since the unregistered securities were issued to accredited investors in a private transaction not involving a public offering, they were therefore exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.  The securities sold in the offering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

   SOLAR ACQUISITION CORP

Dated: June 2, 2008

By:

/s/ Peter Klamka

Peter Klamka, President